UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 6, 2011
CAREY WATERMARK INVESTORS INCORPORATED
(Exact Name of Registrant as Specified in Charter)

Maryland	000-54263	26-2145060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Rockefeller Plaza, New York, NY	10020
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 492-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends and supplements the registrant’s Form 8-K, as filed on September 12, 2011, to include the historical financial statements and pro forma financial information required by Item 9.01(a) and (b).
Item 9.01 — Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.
800 Canal Street Limited Partnership contributed its assets to CWI-HRI French Quarter Hotel Property, LLC, in which the registrant acquired an 80% interest. The 800 Canal Street Limited Partnership consolidated financial statements and independent auditor’s report as of and for the years ended December 31, 2010 and 2009 are attached as Exhibit 99.1 hereto and are incorporated by reference herein. In addition, the consolidated financial statements and independent accountant’s review report as of and for the periods ended June 30, 2011 and 2010 are attached as Exhibit 99.2 hereto and are incorporated by reference herein.
(b) Pro forma financial information.
The pro forma financial information required pursuant to Article 11 of Regulation S-X is attached as Exhibit 99.3 hereto and is incorporated by reference herein.
(c) N/A
(d) Exhibits

Exhibit No.	Description
99.1	Audited Financial statements of 800 Canal Street Limited Partnership as of and for the years ended December 31, 2010 and 2009

99.2	Unaudited Financial statements of 800 Canal Street Limited Partnership as of and for the periods ended June 30, 2011 and 2010

99.3	Pro forma financial information

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Carey Watermark Investors Incorporated
Date: November 22, 2011	By:	/s/ Mark J. DeCesaris
Mark J. DeCesaris
Chief Financial Officer